                                 EXHIBIT (5)(a)


                              FORM OF APPLICATION

[GRAPHIC]                                                                                    Transamerica Wrap Individual
                                                                                             Variable Annuity Application
                                             Home Office:                                        4 Manhattanville Road
                                                                                                 Purchase, New York 10577

[LOGO](R) Transamerica                       Mail the application and the check to
          FINANCIAL LIFE INSURANCE COMPANY   Administrative Office:                  4333 Edgewood Road N.E.
                                                                                  Cedar Rapids, IA 52499

----------------------------------------------------------------------------------------------------------------------------
1. TYPE OF ANNUITY (SOURCE OF FUNDS)                          3. ANNUITANT
----------------------------------------------------------------------------------------------------------------------------

Initial purchase payment $                                    Complete only if different from Primary Owner.
                           --------------------------------
[ ]  Non qualified                                            First Name:

   [ ]  New Money [ ] 1035 Exchange                                          -----------------------------------------------

[ ] Qualified

   [ ] New Money [ ] Rollover [ ] Transfer

   Qualified Type:                                            Last Name:

      [ ] IRA [ ] Roth IRA [ ] SEP/IRA [ ] 403(b)                         --------------------------------------------------
      [ ] Keogh [ ] Roth Conversion [ ] Other
                                              -------------   Address:
      IRA/SEP/ROTH IRA                                                 -----------------------------------------------------

      $                  Contribution for tax year
        ----------------                           --------   City, State:
      $                  Trustee to Trustee Transfer                       -------------------------------------------------
        ----------------
      $                  Rollover from                        Zip:          -             Telephone:
        ----------------                                           --------- ------------            -----------------------

           [ ] IRA [ ] 403(b) [ ] Pension [ ] Other
                                                    -------   Date of Birth:              Sex: [ ] Female [ ] Male
      ROTH IRA Rollover                                                      ------------

                        Date first established or date of     SSN:                    Citizenship: [ ] U.S. [ ] Other
      -----------------                                            ------------------
         conversion

      $                 Portion previously taxed
       ----------------                                       --------------------------------------------------------------
                                                              4. BENEFICIARY(IES) DESIGNATION
-----------------------------------------------------------   --------------------------------------------------------------
2(a). PRIMARY OWNER INFORMATION
-----------------------------------------------------------
                                                              Name              Relationship         [ ] Primary
If no Annuitant is specified in #3, the Owner will be the
Annuitant. If a Trust is named as Owner or Beneficiary,                                          %   [ ] Contingent
additional paperwork will be required.                        ---------------   ------------  ---

First Name:                                                   Name              Relationship         [ ] Primary
            -----------------------------------------------
                                                                                                 %   [ ] Contingent
Last Name:                                                    ---------------   ------------  ---
           ------------------------------------------------
                                                              Name              Relationship         [ ] Primary
Address:
         --------------------------------------------------                                      %   [ ] Contingent
                                                              ---------------   ------------  ---
City, State:
             ----------------------------------------------   Name              Relationship         [ ] Primary

Zip:          -             Telephone:                                                           %   [ ] Contingent
     --------- ------------            --------------------   ---------------   ------------  ---

Email Address (optional):                                     Name              Relationship         [ ] Primary
                          ---------------------------------
                                                                                                 %   [ ] Contingent
Date of Birth:              Sex: [ ] Female [ ] Male          ---------------   ------------  ---
               ------------
                                                              --------------------------------------------------------------
SSN/TIN:                    Citizenship: [ ] U.S. [ ] Other   5. GUARANTEED DEATH BENEFITS
         ------------------                                   --------------------------------------------------------------

-----------------------------------------------------------   If no option is specified, the Policy Value will apply.
2(b). JOINT OWNER INFORMATION (Optional)                      Your selection cannot be changed after the policy has been
-----------------------------------------------------------   issued.

First Name:                                                   [ ] Policy Value, available for issue through age 90. Daily
            -----------------------------------------------       M&E Risk Fee and Administrative Charge is 0.40%
                                                                  annually.
Last Name:
           ------------------------------------------------   [ ] Return of Premium Death Benefit, available for issue
                                                                  through age 90. Daily M&E Risk Fee and Administrative
Address:                                                          Charge is 0.45% annually.
         --------------------------------------------------
                                                              [ ] Annual Step-Up Death Benefit, available for issue
City, State:                                                      through age 75. Daily M&E Risk Fee and Administrative
             ----------------------------------------------       Charge is 0.55% annually.
                                                              --------------------------------------------------------------
Zip:          -              Telephone:
     --------- ------------             -------------------

Date of Birth:              Sex: [ ] Female [ ] Male
               ------------

SSN/TIN:                    Citizenship: [ ] U.S. [ ] Other
         ------------------
-----------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
6. PORTFOLIO INVESTMENT STRATEGY
----------------------------------------------------------------------------------------------------------------------------

[ ] Lump Sum                                                  [ ] Combined: Lump Sum and DCA Program (must total 100%)
                                                                  I elect to allocate as follows:
    I elect to allocate 100% of my contributions according
    to percentage listed in Section 8 "Lump Sum Allocation                    as a lump-sum contributions according to
    Section".                                                     ----------%
                                                                  percentages listed in Section 8 "Lump Sum Allocation
[ ] Dollar Cost Averaging (DCA) Program                           Section".
                                                                              in the DCA Account and transferred according
    I elect to allocate 100% of my contributions according        ----------%
    to percentage listed in Section 9 "DCA Transfer               to percentages listed in Section 9 "DCA Transfer
    Allocation Section".                                          Allocation Section".

----------------------------------------------------------------------------------------------------------------------------
7. DCA TRANSFER STRATEGY
----------------------------------------------------------------------------------------------------------------------------

DCA Strategy (There is a $500 minimum transfer amount for the DCA program.)
Transfer from: (Select 1 of the following)

[ ] 1. DCA Fixed Account:                                         [ ] 2. Money Market Account:
    [ ]6 Mo. [ ]12 Mo. [ ]18 Mo. [ ]24 Mo. [ ]Other                   [ ]12 Mo. [ ]18 Mo. [ ]24 Mo. [ ]Other
                                                    ---- ------                                              ---- ------
                                  (Specify period and frequency)                           (Specify period and frequency)
                                                                  [ ] 3. Transamerica US Government Securities
                                                                      [ ]18 Mo. [ ]24 Mo. [ ]Other
                                                                                                   ---- ------
                                                                                           (Specify period and frequency)
Complete Section 9 for DCA transfer allocation.

----------------------------------------------------------------------------------------------------------------------------
8. LUMP SUM ALLOCATION                                        9. OCA TRANSFER ALLOCATION
----------------------------------------------------------------------------------------------------------------------------

Fixed Accounts:
        .0% 1 Year Fixed Guarantee Period Option
-------
        .0% Dollar Cost Averaging
-------

Subaccounts:                                                  Transfer To:
        .0% AEGON Bond - Service Class                                .0% AEGON Bond - Service Class
-------                                                       -------
        .0% AIM V.I. Core Equity Fund - Series II                     .0% AIM V.I. Core Equity Fund - Series II
-------                                                       -------
        .0% AIM V.I. Government Securities Fund - Series II           .0% AIM V.I. Government Securities Fund - Series II
-------                                                       -------
        .0% Capital Guardian Value - Service Class                    .0% Capital Guardian Value - Service Class
-------                                                       -------
        .0% Clarion Real Estate Securities - Service Class            .0% Clarion Real Estate Securities - Service Class
-------                                                       -------
        .0% Colonial Small Cap Value Fund, Variable Series            .0% Colonial Small Cap Value Fund, Variable Series
-------                                                       -------
            - Class A Shares                                              - Class A Shares
        .0% Davis Value Portfolio                                     .0% Davis Value Portfolio
-------                                                       -------
        .0% Dreyfus Mid Cap - Service Class                           .0% Dreyfus Mid Cap - Service Class
-------                                                       -------
        .0% Dreyfus VIF - Small Company Stock Portfolio -             .0% Dreyfus VIF - Small Company Stock Portfolio -
-------                                                       -------
            Service Class                                                 Service Class
        .0% Federated High Income Bond Fund II                        .0% Federated High Income Bond Fund II
-------                                                       -------
        .0% Federated Quality Bond Fund II                            .0% Federated Quality Bond Fund II
-------                                                       -------
        .0% Fidelity - VIP Contrafund(R) Portfolio -                  .0% Fidelity - VIP Contrafund(R) Portfolio -
-------                                                       -------
            Service Class 2                                               Service Class 2
        .0% Fidelity - VIP Growth & Income Portfolio -                .0% Fidelity - VIP Growth & Income Portfolio -
-------                                                       -------
            Service Class 2                                               Service Class 2
        .0% Fidelity - VIP Growth Portfolio -                         .0% Fidelity - VIP Growth Portfolio -
-------                                                       -------
            Service Class 2                                               Service Class 2
        .0% Fidelity - VIP Index 500 Portfolio -                      .0% Fidelity - VIP Index 500 Portfolio -
-------                                                       -------
            Service Class 2                                              Service Class 2
        .0% Fidelity - VIP Investment Grade Bond                      .0% Fidelity - VIP Investment Grade Bond
-------                                                       -------
            Portfolio - Service Class 2                                   Portfolio - Service Class 2
        .0% Janus Aspen - Capital Appreciation Portfolio -            .0% Janus Aspen - Capital Appreciation Portfolio -
-------                                                       -------
            Service Shares                                                Service Shares
        .0% Jennison Growth - Service Class                           .0% Jennison Growth - Service Class
-------                                                       -------
        .0% JP Morgan Bond Portfolio                                  .0% JP Morgan Bond Portfolio
-------                                                       -------
        .0% JP Morgan International Opportunities Portfolio           .0% JP Morgan International Opportunities Portfolio
-------                                                       -------
        .0% JP Morgan Mid Cap Value Portfolio                         .0% JP Morgan Mid Cap Value Portfolio
-------                                                       -------
        .0% JP Morgan Small Company Portfolio                         .0% JP Morgan Small Company Portfolio
-------                                                       -------
        .0% JP Morgan US Large Cap Core Equity Portfolio              .0% JP Morgan US Large Cap Core Equity Portfolio
-------                                                       -------
        .0% Liberty Select Value Fund, Variable                       .0% Liberty Select Value Fund, Variable
-------                                                       -------
            Series - Class A Shares                                       Series - Class A Shares
        .0% MFS High Yield - Service Class                            .0% MFS High Yield - Service Class
-------                                                       -------
        .0% MFS Utilities Series - Service Class                      .0% MFS Utilities Series - Service Class
-------                                                       -------
        .0% Mutual Shares Securities Fund - Class 2                   .0% Mutual Shares Securities Fund - Class 2
-------                                                       -------
        .0% Oppenheimer Capital Appreciation Fund/VA -                .0% Oppenheimer Capital Appreciation Fund/VA -
-------                                                       -------
            Service Shares                                                Service Shares
        .0% Oppenheimer Main Street Fund/VA -                         .0% Oppenheimer Main Street Fund/VA -
-------                                                       -------
            Service Shares                                                Service Shares
        .0% PIMCO Total Return - Service Class                        .0% PIMCO Total Return - Service Class
-------                                                       -------
        .0% T. Rowe Price Equity Income - Service Class               .0% T. Rowe Price Equity Income - Service Class
-------                                                       -------
        .0% T. Rowe Price Small Cap - Service Class                   .0% T. Rowe Price Small Cap - Service Class
-------                                                       -------
        .0% Templeton Developing Markets Securities Fund -            .0% Templeton Developing Markets Securities Fund -
-------                                                       -------
            Class 2                                                       Class 2
        .0% Templeton Foreign Securities Fund - Class 2               .0% Templeton Foreign Securities Fund - Class 2
-------                                                       -------
        .0% Transamerica Growth Opportunities -                       .0% Transamerica Growth Opportunities -
-------                                                       -------
            Service Class                                                 Service Class
        .0% Transamerica U.S. Government Securities -                 .0% Transamerica U.S. Government Securities -
-------                                                       -------
            Service Class                                                 Service Class
        .0% Wanger U.S. Smaller Companies                             .0% Wanger U.S. Smaller Companies
-------                                                       -------
        .0%                                                           .0%
-------     -----------------------------------------------   -------     --------------------------------------------------
        .0%                                                           .0%
-------     -----------------------------------------------   -------     --------------------------------------------------
        .0%                                                           .0%
-------     -----------------------------------------------   -------     --------------------------------------------------
  100%      Total                                               100%      Total

----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
10. ASSET REBALANCING                                         12. AGENT INFORMATION
----------------------------------------------------------------------------------------------------------------------------
I elect to rebalance the variable subaccounts according to    Do you have any reason to believe the annuity applied for
my lump sum allocation using the frequency indicated below.   will replace or change any existing annuity or life
                                                              insurance?

Does not include Fixed Accounts and not available with DCA.   [ ] No [ ] Yes

If you would like to rebalance to a mix other than the        I HAVE REVIEWED THE APPLICANT'S EXISTING ANNUITY COVERAGE
indicated Allocation of Purchase Payments, please complete    AND FIND THIS COVERAGE IS SUITABLE FOR HIS/HER NEEDS.
the Optional Programs Form.

[ ] Monthly [ ] Quarterly [ ] Semi-Annually [ ] Annually      #1: Registered Rep/Licensed Agent

-----------------------------------------------------------       Print First Name:
11. SIGNATURE(S) OF AUTHORIZATION ACCEPTANCE                                        ----------------------------------------
-----------------------------------------------------------
                                                                  Last Name:
[ ]  Check here if you want to be sent a copy of "Statement                  -----------------------------------------------
     of Additional Information."
                                                                  Signature: X
Will this annuity replace or change any existing annuity or                  -----------------------------------------------
life insurance? [ ] No [ ] Yes (If yes, complete the
following)                                                        Rep Phone #:
                                                                               ---------------------------------------------
Company:
         --------------------------------------------------       Email Address (Optional):
                                                                                            --------------------------------
Policy No.:
            -----------------------------------------------       SSN/TIN:
                                                                           -------------------------------------------------
..    Unless I have notified the Company of a community or
     marital property interest in this contract, the              #2: Registered Rep/Licensed Agent
     Company will rely on good faith belief that no such
     interest exists and will assume no responsibility for            Print First Name:
     inquiry.                                                                           ------------------------------------

..    To the best of my knowledge and belief, my statements            Last Name:
     and answers to the questions on this application are                        -------------------------------------------
     correct and true.
                                                                      Signature: X
..    I am in receipt of a current prospectus for this                            -------------------------------------------
     variable annuity.

..    This application is subject to acceptance by                     Rep Phone #:
     Transamerica Financial Life Insurance Company. If this                        -----------------------------------------
     application is rejected for any reason, Transamerica
     Financial Life Insurance Company will be liable only
     for return of purchase payment paid.                             Email Address (optional):
                                                                                                ----------------------------

..    Account values when allocated to any of the                      SSN/TIN:
     subaccounts in Section 9 are not guaranteed as to                         ---------------------------------------------
     fixed dollar amount.
                                                                  Firm Name:
                                                                             -----------------------------------------------
I HAVE REVIEWED MY EXISTING ANNUITY COVERAGE AND FIND THIS
COVERAGE SUITABLE FOR MY NEEDS.                                   Firm Address:
                                                                                --------------------------------------------
Signed at:
           ------------------------------------------------       For Registered Representative Use Only - Contact your home
           City                  State            Date            office for program information.


Owner(s) Signature: X                                             [ ] Option A [ ] Option B [ ] Option C [ ] Option D
                    ---------------------------------------       (Once selected, program cannot be changed)


Joint Owner(s) Signature: X
                          ---------------------------------


Annuitant Signature: (if not Owner) X
                                    -----------------------

-------------------------------------------------------------------------------------------------------------------------